SCHEDULE 14A(RULE 14A-101)INFORMATION REQUIRED IN PROXY
          STATEMENTSCHEDULE 14A INFORMATION PROXY STATEMENT PURSUANT TO
              SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the registrant                      /X/

Filed by a party other than the registrant   / /

Check the appropriate box:

/X/  Preliminary proxy statement

/ / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

/ /  Definitive proxy statement

/ /  Definitive additional materials

/ /  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                          BEACON GLOBAL ADVISORS TRUST
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

/ /  $125 per Exchange Act Rule 0-11(c)(1)(ii),  14a-6(i)(1),  or 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     ---------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

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     (3)  Per unit  price  or other  underlying  value of  transaction  computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     ---------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

     ---------------------------------------------------------------------------

     (5)  Total fee paid:

     ---------------------------------------------------------------------------

/ /  Fee paid previously with preliminary materials.

     ---------------------------------------------------------------------------

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount previously paid:

     ---------------------------------------------------------------------------

     (2)  Form, schedule or registration statement no.:

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     (3)  Filing party:

     ---------------------------------------------------------------------------

     (4)  Date filed:

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

           IMPORTANT NEWS FOR THE CRUELTY-FREE VALUE FUND SHAREHOLDERS

       WHILE WE ENCOURAGE YOU TO READ THE FULL TEXT OF THE ENCLOSED PROXY STATEMENT, HERE'S A BRIEF OVERVIEW OF THE MATTER TO BE VOTED UPON.

                    Q & A ABOUT THE ENCLOSED PROXY MATERIALS

Q.   WHAT IS HAPPENING?

A. On or about September 14, 1998, Scudder Kemper Investments, Inc. ("Scudder") resigned as the Fund's sub-adviser. The Board of Trustees of the Fund has appointed Delta Capital Management, Inc. ("Delta") to be the Fund's new sub-advisor. You are being asked to vote to approve the Board's choice.

Q.   WHY AM I BEING ASKED TO VOTE TO APPROVE DELTA AS THE NEW SUB-ADVISER?

A. The Investment Company Act of 1940 (the "Act") requires a vote of the shareholders of a fund whenever there is a change in control of an investment manager, or a material change to an existing investment management agreement. Delta's appointment as successor to Scudder requires fund shareholder approval under the Act.

Q.   HOW WILL THESE CHANGES AFFECT ME AS A FUND SHAREHOLDER?

A.   Your Fund will not change. You will still own the same shares in the Fund.

Q.   WILL THE INVESTMENT SUB-ADVISORY FEES BE THE SAME?

A. The sub-advisory fees paid will stay the same. The sub-advisory contract with Delta is identical in every respect to the agreement formerly in place with Scudder. As in the former agreement, the sub-advisory fees are paid to Delta by the Adviser to the Fund, Beacon Global Advisors, Inc., and not by the Fund itself.

Q.   HOW DO THE BOARD MEMBERS OF MY FUND SUGGEST THAT I VOTE?

A.   After  careful  consideration,   the  Board  of  Trustees,   including  the
     independent members, recommend that you vote "For" the appointment of Delta as the Fund's new sub-advisor.

Q.   WHOM DO I CALL FOR MORE INFORMATION?

A.   Please call Shareholder Services at 800-892-9626.

--------------------------------------------------------------------------------

                                ABOUT THE BALLOT

Shown below is the ballot that you will use to vote on the matter described above and hereafter in these proxy materials.

1. Approve a new sub-advisory agreement with Delta Capital Management, Inc. on the same terms as the former sub-advisory agreement with Scudder Kemper Investments, Inc.

     For                           Against                       Abstain
     / /                             / /                           / /

Signature(s) (All registered owners of accounts shown to the left must sign. If signing for a corporation, estate or trust, please indicate your capacity or title.)

X
--------------------------------------------------------------------------------
Signature                                                          Date

X
--------------------------------------------------------------------------------
Signature                                                          Date

PLEASE VOTE TODAY!

Please vote all issues shown on your ballot.

Please vote on the matter set forth above using blue or black ink to mark an X in one of the three boxes provided on each ballot. On all Items, mark -- For, Against or Abstain. Then sign, date and return your ballot in the accompanying postage-paid envelope. All registered owners of an account, as shown in the address on the ballot, must sign the ballot. If you are signing for a corporation, trust or estate, please indicate your title or position.

                   THANK YOU FOR MAILING YOUR BALLOT PROMPTLY!
--------------------------------------------------------------------------------

Beacon Global Advisors Trust
8260 Greensboro Drive, Suite 250
McLean, Virginia  22102

TELEPHONE 703-883-0865
                                                               December 10, 1998

Dear Shareholder:

     As you read in the Questions and Answers (Q & A) on page 1, the sub-adviser to the Fund has resigned and must be replaced. Your Board of Trustees, after careful consideration, has chosen Delta Capital Management, Inc. to be the Fund's new sub-advisor.

     We're sending this proxy statement to you because your vote is important to the changes taking place in your fund. Because of the change of sub-advisers in the fund, it is necessary for you to approve a new sub-advisory agreement.

     As you review these materials, please keep in mind that if the new sub-advisory agreement is approved, YOUR FUND SHARES WILL NOT CHANGE, THE
SUB-ADVISORY FEES WILL STAY THE SAME, AND ALL OTHER FEES PAYABLE BY THE FUND WILL STAY THE SAME. If you approve the new sub-advisory agreement, you should continue to receive the high quality investment management and shareholder services that you have come to expect.

     Your Board of Trustees has unanimously approved the appointment of Delta Capital Management, Inc. and recommends it for your approval. I encourage you to vote in favor of the proposal. PLEASE VOTE NOW TO HELP SAVE THE COST OF ADDITIONAL SOLICITATIONS.

     As always, we thank you for your confidence and support.

Sincerely,

/s/ Richard A. Ollen
Chairman
--------------------------------------------------------------------------------

                          BEACON GLOBAL ADVISORS TRUST
                        8260 Greensboro Drive, Suite 250
                  McLean, Virginia 22102 TELEPHONE 703-883-0865
                 NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS
                      DECEMBER 30, 1998 AND PROXY STATEMENT
                                December 10, 1998

To the Shareholders:

You are invited to attend a joint special meeting of shareholders of the following series of The Beacon Global Advisors Trust (the "Trust"):

THE CRUELTY-FREE VALUE FUND (THE "FUND")

The meeting will be held at 8260 Greensboro Drive, Suite 250, McLean, Virginia 22102 on Wednesday, December 30, 1998 at 10:00 a.m., Eastern time, for the following purposes and to transact such other business as may properly come before the meeting or any adjournment of the meeting:

1. To approve a new sub-investment management agreement with Delta Capital Management, Inc. on the same terms as the current agreement with the former sub-adviser.

The Board of Trustees has selected the close of business on December 1, 1998 as the record date for the determination of shareholders of the Fund entitled to notice of and to vote at the meeting. Shareholders are entitled to one vote for each share held.

--------------------------------------------------------------------------------
PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD. SIGN, DATE AND RETURN IT IN THE ENVELOPE PROVIDED. TO SAVE THE COST OF ADDITIONAL SOLICITATIONS, PLEASE MAIL YOUR PROXY PROMPTLY.
--------------------------------------------------------------------------------

The accompanying proxy is solicited by the Board of Trustees (the "Board") of the Trust for voting at the joint special meeting of shareholders be held on Wednesday, December 30, 1998 and at any and all adjournments thereof (the "Meeting"). This proxy statement was first mailed to shareholders on or about December 10, 1998.

THE SERIES FUNDS. Beacon Global Advisors Trust (the "Trust") is a "series company" that issues various series of shares. (Each series also is sometimes described herein as a "Fund.") Each series has its own investment objective and policies and operates independently for purposes of investments, dividends and redemptions. The Trust currently offers a single series, The Cruelty-Free Value Fund (the "Fund").

The Trust offers only No-Load Class shares. Shares of the Fund represent a proportionate interest in the Fund.

The shareholders of the Fund are being asked to vote on one item, approval of a new sub-advisory agreement with Delta Capital Management, Inc. The Board of Trustees of your Fund recommends that you approve the appointment of Delta Capital Management, Inc. as the Fund's new sub-advisor. The vote required to approve Delta's appointment is described under the section of this proxy statement entitled "Miscellaneous."

The Board of Trustees has fixed the close of business on December 1, 1998 as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting. As of November 30, 1998, the Fund had _____________ shares issued and outstanding.

ITEM 1. NEW SUB-ADVISORY AGREEMENT WITH DELTA CAPITL MANAGEMENT, INC.

INTRODUCTION

Scudder Kemper Investments, Inc. ("Scudder"), the former investment sub-adviser to the Fund, resigned on or about September 14, 1998. As a result, the Board of Trustees of the Fund has undertaken a search to find a new sub-adviser, and after full consideration, has chosen Delta Capital Management, Inc. ("Delta") to be the new sub-adviser for the Fund (the "Changeover").

The replacement of Scudder by Delta will constitute an "assignment," as that term is defined in the Investment Company Act of 1940 (the "Act"), of the Fund's current sub-advisory agreement. As required by the Act, each current sub-advisory agreement provides for its automatic termination in the event of its assignment. Due to the resignation of Scudder and its replacement by Delta, a new sub-advisory agreement between the Trust and Delta ("sub-advisory agreement") is being proposed for your approval. A copy of the form of the new sub-advisory agreement is attached hereto as Exhibit B. THE NEW SUB-ADVISORY AGREEMENT FOR THE FUND IS ON THE SAME TERMS AS THE FORMER AGREEMENT.

BOARD OF TRUSTEES RECOMMENDATION

The Board met on September 10, 1998 to consider the Changeover and the qualifications of Delta. The Trustees, including a majority of the Trustees who are not parties to such agreement or interested persons of any such party, voted to approve the new management agreement and to recommend it to shareholders for their approval.

For information about the Board's deliberations and the reasons for its recommendation, please see "Board of Trustees Evaluation" near the end of this
Item 1.

The Board recommends that shareholders vote FOR approval of the new sub-advisory agreement.

SUB-ADVISORY AGREEMENT

The former and new sub-advisory agreements both provide that the Fund's sub-adviser will manage the Fund's investments, administer its business affairs, furnish offices, necessary facilities and equipment, provide clerical, bookkeeping and administrative services, provide shareholder and information services and permit any of its officers or employees to serve without compensation as Trustees or officers of the Trust if duly elected to such positions. Under the former and new agreements, the Trust agrees to assume and pay the charges and expenses of its operations not specifically assumed by the sub-adviser including, by way of example and not by way of limitation, the compensation of the Trustees other than those affiliated with the adviser and sub-adviser, charges and expenses of independent auditors, of legal counsel, of any transfer or dividend disbursing agent, of any registrar of the Trust and of the custodian (including fees for safekeeping of securities), costs of calculating net asset value, all costs of acquiring and disposing of portfolio securities, interest, if any, on obligations incurred by the Fund, costs of share certificates, membership dues in the Investment Company Institute or any similar organization, reports and notices to shareholders, other like miscellaneous expenses and all taxes and fees to federal, state or other governmental agencies.

Listed below is a comparison of the annual management fee rates as a percentage of average daily net assets payable under the former and new sub-advisory agreements for the Fund.

ON AMOUNTS FROM                FORMER AGREEMENT             NEW AGREEMENT
---------------                ----------------             -------------

$0.00 to $50 million                0.50%                       0.50%
+$50 mm to $100 million             0.35%                       0.35%
Over $100 million                   0.25%                       0.25%

Each sub-advisory agreement provides that Fund's sub-adviser shall not be liable for any error of judgment or of law, or for any loss suffered by the Fund in connection with the matters to which the agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the sub-adviser in the performance of its obligations and duties or by reason of its reckless disregard of its obligations and duties under the sub-advisory agreement.

Each sub-advisory agreement may be terminated by the Trust without penalty upon sixty (60) days written notice by the Trust or by the sub-adviser, or by a majority vote of the outstanding shares of the Fund, and automatically terminates in the event of its assignment.

The new sub-advisory agreement will be dated as of September 14, 1998. The new agreement will continue in effect for an initial term of two years, and may continue thereafter from year to year if specifically approved at least annually by vote of "a majority of the outstanding voting securities" of the Fund, as defined under the Act, or by the Board and, in either event, the vote of a majority of the Trustees who are not parties to the agreement or interested persons of any such party, cast in person at a meeting called for such purpose.

At the Board meeting on September 10, 1998, the Board voted to recommend the new agreement to shareholders for their approval.

BOARD OF TRUSTEES EVALUATION
At a special meeting of the Board on September 10, 1998, the Board of Trustees of the Trust considered the previously submitted resignation of Scudder. The Board discussed its options with respect to replacing Scudder. Prior to the Board meeting, at the direction of the Board, management of the Fund had evaluated several potential replacement sub-advisors. As a result of management's evaluation, Delta was recommended to the Board to be the new sub-adviser to the Fund.

The Trustees discussed the recommendation of fund management and reviewed their fiduciary obligations. There was extended discussion of, and questioning about, Delta's qualifications as an investment advisor and its plans for the Fund. As a result of their investigation and consideration of Delta and the new sub-advisory agreement, at its meeting on September 10, 1998, the Board voted to approve Delta as the Fund's new sub-adviser, approve a new sub-advisory agreement and to recommend both to the shareholders of the Fund for their approval.

During its deliberations, the Board used outside assistance in its analysis of Delta's financial status and other aspects of the Changeover to help evaluate the potential effects upon the Fund and the Trust. Throughout the review process the independent Trustees had the assistance of legal counsel.

The Board obtained from Delta information regarding Delta and the future plans of Delta with respect to the Fund. Included in the information furnished to and discussed with the Board were financial statements and other representations of the financial condition of Delta.

In connection with their deliberations, the Board obtained certain assurances from Delta, including the following:

- - The Changeover will not result in any change in the Fund's investment objectives or policies.

- - The Changeover is not expected to result in any adverse change in the investment management or operations of the Fund or of the Trust.

- - Delta will comply with the mission statement of the Fund concerning the screening of companies and the restrictions imposed on such companies by the Adviser to the Fund.

In connection with the Board's approval of the new management agreement, the Board considered that the terms of the Changeover do not require any change in the Fund's investment objective or policies, or the investment management or operation of the Trust. If, after the Changeover, changes are proposed that might materially affect Delta's services to the Fund, the Board will consider the effect of those changes and take such action as it deems advisable under the circumstances.

In evaluating the new sub-advisory agreement, the Board took into account that the new agreement for the Fund, including the terms relating to the services to be provided and the fees and expenses payable by the Trust, is on the same terms as the former agreement with Scudder. The Board considered a number of factors in its evaluation of the proposed new agreement, including the nature and quality of services provided by Delta; investment performance, both of Delta itself and relative to that of competitive investment advisers; investment management fees and expense ratios of the Trust and competitive investment companies; Expected Delta profitability from managing the Fund; fall-out benefits to Delta from its relationship to the Trust, including revenues derived from services provided to the Trust by affiliates of Delta; and the potential benefits to Delta and to the Trust and their shareholders of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms. The Board discussed the Changeover and the financial condition of Delta with the senior management of Delta and among themselves.

In evaluating the new management agreement, the Board gave great, though not controlling, weight to the fact that the new management agreement would not result in any material change to the management of the Fund or the provision of services to the Fund by the new sub-adviser. The nature and quality of services provided by Delta; investment performance, both of the Trust itself and relative to that of competitive investment companies; investment management fees and expense ratios of the Trust and competitive investment companies; Delta profitability from managing the Fund; fall-out benefits to Delta from its relationship to the Trust, including revenues derived from services provided to Trust by affiliates of Delta; and the potential benefits to Delta and to the Trust and their shareholders of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms, were all equally important factors leading the Board to conclude that the new sub-advisory agreement would be of benefit to the Fund. Of equal importance to the Board was the fact that approval of the new sub-advisory agreement would result in NO INCREASE in the ongoing expenses of the Fund. Lastly, the Board gave careful consideration to the financial condition of Delta, its ongoing financial viability, and its assurances to the Board that it would continue to provide services to the Fund at the same level and in the same manner as the Fund had enjoyed in the past.

As a result of their investigation and consideration of the Changeover and the new sub-advisory agreement, at its meeting on September 10, 1998, the Board voted to approve the new sub-advisory agreement and to recommend it to the shareholders of the Fund for their approval.

The Board of Trustees of the Fund recommends that you vote FOR approval of the new sub-advisory agreement.
--------------------------------------------------------------------------------

OTHER INFORMATION

UNDERWRITER.

Beacon Global Advisors, Inc. ("Beacon") is a broker/dealer registered as such with the Securities and Exchange Commission, and is a member in good standing of the National Association of Securities Dealers. Beacon acts as principal underwriter of the Fund's shares. Beacon is paid a fee of 0.25% of the average daily net assets of the Fund pursuant to a Plan of Distribution under Rule 12b-1 of the Act for its services to the Fund as principal underwriter. The fees paid to Beacon under the Plan are subject to review and approval by the Trust's Independent Trustees, who may reduce such fees or terminate the Plan at any time..

ALLOCATION OF PORTFOLIO TRANSACTIONS. Delta will be the portfolio manager for the Fund, and will conform its investment activities to the objectives of the Fund and in accordance with the direction of the Adviser to the Fund, Beacon Global Advisors, Inc. Delta, in effecting purchases and sales of portfolio securities for the account of the Fund, implements the Trust's policy of seeking best execution of orders, which includes best net prices, except to the extent that Delta may be permitted to pay higher brokerage commissions for research services as described below. Consistent with this policy, orders for portfolio transactions are placed with broker-dealer firms giving consideration to the quality, quantity and nature of each firm's professional services, which include execution, clearance procedures, wire service quotations and statistical and other research information provided to the Fund and Delta. Any research benefits derived are available for all clients, including clients of affiliated companies. Since statistical and other research information is only supplementary to research efforts of Delta and still must be analyzed and reviewed by its staff, the receipt of research information is not expected to materially reduce its expenses. In selecting among firms believed to meet the criteria for handling a particular transaction, Delta may give consideration to those firms that have sold or are selling shares of the Trust, as well as to those firms that provide market, statistical and other research information to the Trust and to Delta. Delta is not authorized to pay higher commissions or in the case of principal trades, higher prices, to firms that provide such services, except as provided below.

Delta may in certain instances be permitted to pay higher brokerage commissions solely for receipt of market, statistical and other research services. Subject to Section 28(e) of the Securities Exchange Act of 1934 and procedures adopted by the Board, a Fund could pay to a firm that provides research services to Delta a commission for effecting a securities transaction for the Fund in excess of the amount other firms would have charged for the transaction. The Fund could do this if Delta determines in good faith that the greater commission is reasonable in relation to the value of the research services provided by the executing firm viewed in terms either of a particular transaction or Delta's overall responsibilities to the Fund or other clients. Not all such research services may be useful or of value in advising a particular series. Research benefits will be available for all clients of Delta and its subsidiaries. In addition, the sub-advisory fee paid by the Fund to Delta is not reduced because it receives these research services.

MISCELLANEOUS

GENERAL

The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and proxy statement and all other costs in connection with solicitation of proxies will be paid by the Trust, including any additional solicitation made by letter, telephone or telegraph. In addition to solicitation by mail, certain officers and representatives of the Trust, officers and employees of Delta and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram or personally. In addition, the Trust and/or Delta may retain a firm to solicit proxies on behalf of the Board, the fee for which will be borne by the party incurring the expense. A COPY OF YOUR FUND'S ANNUAL REPORT AND ANY MORE RECENT SEMI-ANNUAL REPORT ARE AVAILABLE WITHOUT CHARGE UPON REQUEST BY WRITING TO THE TRUST, 8260 GREENSBORO DRIVE, SUITE 250, MCLEAN, VA 22102, OR BY PHONING THE TRUST AT 1-800-662-9992.

PROPOSALS OF SHAREHOLDERS

As a Delaware Business Trust, the Trust is not required to hold annual shareholder meetings, but will hold special meetings as required or deemed desirable. Since the Trust does not hold regular meetings of shareholders, the anticipated date of the next shareholders meeting cannot be provided. Any shareholder proposal that may properly be included in the proxy solicitation material for a special shareholder meeting must be received by the Trust no later than four months prior to the date when proxy statements are mailed to shareholders.

OTHER MATTERS TO COME BEFORE THE MEETING

The Board of Trustees of the Trust is not aware of any matters that will be presented for action at the Meeting other than the matters set forth herein. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of the Trust.

VOTING, QUORUM

Each share of the Fund is entitled to one vote on each matter submitted to a vote at the Meeting; no shares have cumulative voting rights.

Each valid proxy will be voted in accordance with the instructions on the proxy, and as the persons named in the proxy determine on such other business as may come before the Meeting. If no instructions are given, the proxy will be voted FOR all items on the proxy. Shareholders who execute proxies may revoke them at any time before they are voted, either by writing to the Trust or in person at the time of the Meeting. Proxies given by telephone or electronically transmitted instruments may be counted if obtained pursuant to procedures designed to verify that such instructions have been authorized.

Item 1 (approval of new sub-advisory agreement with Delta), requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund. The term "majority of the outstanding voting securities" as defined in the 1940 Act means: the affirmative vote of the lesser of:

(1) 67% of the voting securities of the Fund present at the meeting if more than 50% of the outstanding shares of the Fund are present in person or by proxy or
(2)  more than 50% of the outstanding shares of the Fund.

The Declaration of Trust and By-Laws of The Trust provide that the presence at a shareholder meeting in person or by proxy of at least 33.3% of the shares of a series constitutes a quorum for that series. Thus, the meeting for a particular series could not take place on its scheduled date if less than 33.3% of the shares of that series were represented. If, by the time scheduled for the meeting, a quorum of shareholders of a series is not present or if a quorum is present but sufficient votes in favor of any of the items are not received, the persons named as proxies may propose one or more adjournments of the meeting for that series to permit further soliciting of proxies from its shareholders. Any such adjournment will require the affirmative vote of a majority of the shares of the series as to which the meeting is being adjourned present (in person or by proxy) at the session of the meeting to be adjourned. The persons named as proxies will vote in favor of any such adjournment if they determine that such adjournment and additional solicitation are reasonable and in the interest of the respective series' shareholders.

In tallying shareholder votes, abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be counted for purposes of determining whether a quorum is present for purposes of convening the Meeting. Abstentions and broker non-votes will not be counted as "votes cast" and will have no effect on the result of the vote. The Board of Trustees of The Trust recommends an affirmative vote on all items.

PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

By order of the Board of Trustees,
Richard A. Ollen
Chairman

                                    EXHIBIT A

                           HOLDERS OF MORE THAN 5% OF
                          ANY CLASS OF A FUND'S SHARES

NAME AND ADDRESS              % OWNERSHIP              # SHARES
----------------              -----------              --------

                                    EXHIBIT B

                                     FORM OF
                             SUB-ADVISORY AGREEMENT

                             SUB-ADVISORY AGREEMENT

Agreement made this 14th day of September, 1998, by and between DELTA CAPITAL MANAGEMENT, INC., a New York corporation and registered investment adviser ("Sub-Adviser"), and BEACON GLOBAL ADVISORS, INC., a Delaware corporation and registered investment adviser ("Adviser").

WHEREAS, Beacon Global Advisors Trust, a Delaware Business Trust ("Trust") is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), the shares of beneficial interest of the initial series of which are called The Cruelty-Free Value Fund ("Fund") and are registered under the Securities Act of 1933, as amended (the "1933 Act");

WHEREAS, the Trust has retained the Adviser to render to it investment advisory and management services pursuant to an Investment Management Agreement, dated April 8, 1997 ("Management Agreement"); and

WHEREAS, the Adviser desires at this time to retain the Sub-Adviser to render investment advisory and management services for the Fund, and the Sub-Adviser is willing to render such services;

NOW THEREFORE, in consideration of the mutual covenants hereinafter contained, it is hereby agreed by and between the parties hereto as follows:

1.   Appointment.   The  Adviser  hereby  appoints  the  Sub-Adviser,   and  the
     Sub-Adviser accepts the appointment, to manage the investment and reinvestment of the assets of the Fund and to furnish other services for the period and on the terms set forth herein.

2.   Delivery of Documents.

     (a) Adviser has furnished Sub-Adviser with copies properly certified or authenticated of each of the following:

          (i) Certificate of Trust, as filed with the State of Delaware on September 6, 1996, and all amendments thereto or restatements thereof;

          (ii) Trust Instrument and Trust's By-Laws and amendments thereto;

          (iii)Resolutions of the Trust's Board of Trustees authorizing the appointment of the Sub-Adviser and approving this Agreement; (iv) Trust's Notification of Registration on Form N-8A under the 1940 Act as filed with the Securities and Exchange Commission ("SEC") on October 28, 1996, and all amendments thereto; and (v) Trust's Registration Statement on Form N-1A under the 1933 Act (File No. 333-14919) and under the 1940 Act as filed with the SEC, and all amendments thereto.

     Adviser will furnish Sub-Adviser from time to time with copies of all amendments of or supplements to the foregoing and Trust's most recent Prospectus and Statement of Additional Information (such prospectus and statement of additional information, as presently in effect, and all amendments and supplements thereto are herein collectively called the "Prospectus").

     (b) By executing this Agreement, the Adviser acknowledges prior receipt of the Sub-Adviser's Part II of Form ADV filed with the Securities and Exchange Commission.

3. Management. The Sub-Adviser will: (i) manage the investment and reinvestment of the Fund's assets in accordance with the applicable investment objectives, policies and limitations set forth in the Fund's Prospectus and applicable laws and regulations; (ii) be subject to the supervision of the Adviser and the Board of Trustees; and (iii) place orders for the purchase or sale of securities for the Fund's account with brokers or dealers selected by the Sub-Adviser. The Sub-Adviser is authorized, on behalf of the Fund, to give instructions to the custodian of the Fund as to deliveries of securities and payments of cash for the account of the Fund. The Sub-Adviser shall have access to such repots and records of the Fund as it deems necessary to perform its services hereunder.

     Except as specifically stated in this Section 3 and in Section 10, the Sub-Adviser shall not be responsible for providing; (i) compliance monitoring, reporting or testing; (ii) record maintenance or preparation; (iii) accounting, tax or other services to the Fund. The Sub-Adviser will prepare and maintain the following: trade orders and written correspondence with brokers or dealers regarding such trade orders, written correspondence with the custodian(s) and accountants for the Fund and all communications with issuers regarding the voting of the securities.

     In connection with the selection of brokers or dealers by the Sub-Adviser and the placing of orders with said brokers or dealers, the Sub-Adviser will seek for the Fund best execution of orders. The Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty, created by this Agreement or otherwise, solely by reason of its having cased the Fund to pay a broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Sub-Adviser determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer viewed in terms of either that particular transaction or the Sub-Adviser's overall responsibilities with respect to the clients of the Sub-Adviser as to which the Sub-Adviser exercises investment discretion. The Adviser recognizes that all research services and research that the Sub-Adviser receives or generates are available for all clients and that the Fund and other clients may benefit thereby.

     The Sub-Adviser shall for all purposes herein provided be deemed to be an independent contractor and, unless otherwise expressly provided or authorized, shall have no authority to act for or represent the Fund or the Adviser in any way or otherwise be deemed to be an agent of the Fund or the Adviser.

4. Additional Series. In the event that the Trust establishes one or more additional series with respect to which the Adviser desires to retain the Sub-Adviser to render investment advisory and management services hereunder, the Adviser shall notify the Sub-Adviser in writing. If the Sub-Adviser is willing to render such services, it shall notify the Adviser in writing whereupon such series shall become subject to this Agreement.

5. Compensation. For the services described in Section 3, the Adviser will pay to the Sub-Adviser for each calendar quarter, a sub-advisory fee computed at an annual rate of .50 of 1% of the Fund's first $50 million of average daily net assets, .35 of 1% of the Fund's next $50 million of average daily net assets and
 .25 of 1% of average daily net assets over $100 million. Any fee waiver or expense reimbursement by the Adviser during a quarter will reduce the amount owing to the Sub-Adviser.

6. Non-Exclusivity. The services of the Sub-Adviser under this Agreement are not to be deemed exclusive, and the Sub-Adviser shall be free to render similar services or other services to others so long as its services hereunder are not impaired thereby.

7. Net Asset Value. The net asset value of each series of the Trust shall be calculated in accordance with the provisions of the Prospectus. On each day when the net asset value is not calculated, the net asset value of a series shall be deemed to be the net asset value of such series as of the close of business on the last day on which such calculation was made for the purpose of the foregoing computations.

8. Limitation of Liability. The Sub-Adviser shall not be liable for any error of judgement or of law or for any loss suffered by the Trust or the Adviser in connection with the matters to which this Agreement relates, except loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser in the performance of its obligations and duties under this Agreement.

9. Duration and Termination. This Agreement shall become effective with respect to the Fund on the date hereof and shall remain in full force for two years thereafter, unless sooner terminated as hereinafter provided. This Agreement shall continue in force from year to year thereafter with respect to each series subject to this Agreement, but only as long as such continuance is specifically approved for each series at least annually in the manner required by the 1940 Act and the rules and regulations thereunder; provided, however, that if the continuation of this Agreement is not approved for a series, the Sub-Adviser may continue to serve in such capacity for such series in the manner and to the extent permitted by the 1940 Act and the rules and regulations thereunder.

     This Agreement shall automatically terminate in the event of its assignment or in the event of the termination of the Management Agreement and may be terminated at any time with respect to any series without the payment of any penalty by the Adviser or the Sub-Adviser on sixty (60) days written notice to the other party. The Trust may effect termination with respect to any series without payment of any penalty by action of the Board of Trustees or by vote of a majority of the outstanding voting securities of such series on sixty (60) days written notice to the Adviser and the Sub-Adviser.

     This Agreement may be terminated with respect to any series at any time without the payment of any penalty by the Board of Trustees of the Trust, by vote of a majority of the outstanding voting securities of such series or by the Adviser in the event that it shall have been established by a court of competent jurisdiction that the Sub-Adviser or any officer or director of the Sub-Adviser has taken any action which results in a breach of the covenants of the Sub-Adviser set forth herein.

     The terms "assignment' and "vote of a majority of the outstanding voting securities" shall have the meanings set forth in the 1940 Act and the rules and regulations thereunder.

     Termination of this Agreement shall not affect the right of the Sub-Adviser to receive payments on any unpaid balance of the compensation described in
Section 5 earned prior to such termination.

10. Proxies, Tender Offers, Class Actions, Etc. The Sub-Adviser will act as the Trust's agent and attorney-in-fact to vote, tender, convert, endorse, transfer and deliver securities in the Fund, to elect the form of dividend payments and to execute proxies, waivers consents and other instruments with respect to such securities, subject to any written instructions received from the Adviser or the Trust within a reasonable period prior to the action. The Sub-Adviser shall disclose to the Adviser any material conflict of interest it or its affiliates may have with respect to the vote or other requested action, within a reasonable period prior to the action.

11. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder shall not be thereby affected.

12. Notice. Any notice under this Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party at such address as such other party may designate for the receipt of such notice.

13. Governing Law. This Agreement shall be construed in accordance with applicable federal law and the laws of the State of Delaware, without giving effect to the conflicts of law principles thereof, and in accordance with the 1940 Act. To the extent that the applicable laws of the State of Delaware conflict with the applicable provisions of the 1940 Act, the latter shall control.

14. Amendment. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by written instrument signed on behalf of each of the parties.

15. Entire Agreement. This Agreement is the entire contract between the parties relating to the subject matter hereof and supercedes all prior agreements between the parties relating to the subject matter hereof.

     IN WITNESS WHEREOF, the Adviser and the Sub-Adviser have caused this Agreement to be executed as of the day and year first above written.

                                        DELTA CAPITAL MANAGEMENT, INC.

                                        By: ________________________________
                                        Title: _____________________________


                                        BEACON GLOBAL ADVISORS, INC.

                                        By: ________________________________
                                        Title: _______________________________

--------------------------------------------------------------------------------

                   Thank you for mailing your ballot promptly!

We appreciate your continuing support and look forward to serving your future investment needs.

                          BEACON GLOBAL ADVISORS TRUST


1. For Shareholders of the Cruelty-Free Value Fund. Approve a new sub-advisory agreement with Delta Capital Management Inc. on the same terms as the former agreement between the Fund and Scudder Kemper Investments, Inc.

     For                           Against                       Abstain
     / /                             / /                           / /

Signature(s) (All registered owners of accounts shown to the left must sign. If signing for a corporation, estate or trust, please indicate your capacity or title.)

X
--------------------------------------------------------------------------------
Signature                                                          Date

X
--------------------------------------------------------------------------------
Signature                                                          Date

PLEASE VOTE TODAY!    PLEASE VOTE PROMPTLY!

Your vote is needed! Please vote on the reverse side of this form and sign in the space provided. Return your completed proxy in the enclosed envelope today.

You may receive additional proxies for your other accounts with The Trust. These are not duplicates; you should sign and return each proxy card in order for your votes to be counted. Please return them as soon as possible to help save the cost of additional mailings.

The signers of this proxy hereby appoint ______________ and _____________, and each of them, attorneys and proxies, with power of substitution in each, to vote all shares for the signers at the special meeting of shareholders to be held December 30, 1998, and at any adjournments thereof, as specified herein, and in accordance with their best judgement, on any other business that may properly come before this meeting. If no specification is made herein, all shares will be voted "FOR" the proposals set forth on this proxy. The proxy is solicited by the Board of The Trust which recommends a vote "FOR" all matters.